UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2023

Pharmagreen Biotech, Inc.
(Exact name of registrant as specified in its charter)

000-56090	92-1737808
(Commission File Number)	(IRS Employer Identification Number)

2987 Blackbear Court, Coquitlam, British Columbia	V3E 3A2
(Address of Principal Executive Offices)	(Zip Code)

702-803-9404

(Registrant’s telephone number, including area code)

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the F4orm 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Former Independent Registered Public Accounting Firm. Pharmagreen Biotech, Inc. (the “Company”) has accepted the resignation of Sadler, Gibb & Associates, LLC (“SGA”) as its independent registered public accounting firm, which resignation was submitted to the Company in a letter dated April 27, 2023, the date on which the Company became aware of such letter. A copy of SGA’s letter of resignation is attached hereto as Exhibit 16.1.

The reports of SGA on the financial statements of the Company for the fiscal year ended September 30, 2022 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of the Company’s financial statements for the fiscal period ended December 31, 2022, there were no disagreements with SGA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SGA, would have caused it to make reference thereto in its report on the financial statements for such years or periods, as the case may be.

The Company has provided SGA with a copy of this Current Report on Form 8-K, in accordance with Item 304(a)(3) of Regulation S-K and requested that SGA provide the Company with a letter addressed to the SEC stating whether or not SGA agrees with the above disclosures. A copy of SGA’s letter to the SEC dated May 16, 2023, is attached hereto as Exhibit 16.2.

(b) New Independent Registered Public Accounting Firm. On May 4, 2023, the Board of Directors of the Company approved the appointment of Turner, Stone & Company L.L.P. (“Turner Stone”) as the Company’s new independent registered public accounting firm, effective immediately. During the Company’s two most recent fiscal years ended September 30, 2022 and 2021, and the subsequent interim period through May 4, 2023, neither the Company nor anyone acting on behalf of the Company had consulted Turner Stone regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Turner Stone provide a written report or oral advice to the Company that Turner Stone concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Sadler, Gibb & Associates, LLC to the Company dated April 27, 2023

16.2	Letter from Sadler, Gibb & Associates, LLC to the Securities and Exchange Commission, dated May 16, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMAGREEN BIOTECH, INC.

Date: May 18, 2023.	By:	/s/ Peter Wojcik
Peter Wojcik
President

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